BATS: SERIES C PORTFOLIO
(the “Fund”)

Supplement Dated March 2, 2009
to the BlackRock Bond Allocation Target Shares Prospectus

This supplement to the prospectus is intended to provide clarification about certain expenses incurred by the Fund. The Annual Fund Operating Expenses table for the Fund in the prospectus includes both operating expenses as well as “Interest Expense” from investment transactions, both of which are required to be reported under Expenses and Fees. This supplement adds a new footnote explaining the reason for including Interest Expense and clarifies the net operating expenses after waivers and without Interest Expense.

The Prospectus is revised as set forth below.

BATS: SERIES C PORTFOLIO

The Expenses and Fees section applicable to the BATS: Series C Portfolio is deleted and replaced with the following:

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Shares of the Series C Portfolio. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees	Series C Portfolio
(Fees paid directly from your investment)	Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage
of offering price or redemption proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses	Series C Portfolio
(Expenses that are deducted from Fund assets)	Shares

Management Fees	None

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.12%

Interest Expense*	0.55%

Acquired Fund Fees and Expenses	0.00%

Total Annual Fund Operating Expenses	0.67%

Fee Waivers and Expense Reimbursements**	0.12%

Net Annual Fund Operating Expenses**	0.55%

*	Interest Expense is required to be reported as part of operating expenses of the Fund for accounting purposes. The Fund incurs Interest Expense when making certain investments, such as reverse repurchase agreements and/or dollar roll transactions to seek to enhance the yield and total return of the portfolio. The amount of Interest Expense (if any) will fluctuate with the Fund’s use of those investments. The associated income or gain realized from such investments is not reflected in Expenses and Fees above.
**	BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of the Fund, except extraordinary expenses such as Interest Expense. This agreement has no fixed term. In addition, the Fund is subject to certain indirect expenses in connection with its investment in other investment companies. These Acquired Fund Fees and Expenses are not paid directly by the Fund but are taken out of the assets of the underlying fund in which it invests and result in a lower net asset value for the Fund's investment. Such expenses cannot, therefore, be reimbursed by BlackRock. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report, which does not include the Acquired Fund Fees and Expenses. Excluding these extraordinary and indirect expenses, the Net Annual Fund Operating Expenses were as follows:

Annual Fund Operating Expenses	Series C Portfolio
(Expenses that are deducted from Fund assets)	Shares

Net Annual Fund Operating Expenses**	0%